UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  June 8, 2018
(Date of earliest event reported:  June 7, 2018)

Revlon, Inc.
 (Exact Name of Registrant as Specified in its Charter)

Delaware	1-11178	13-3662955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One New York Plaza New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000
(Registrant’s telephone number, including area code)

None
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 7, 2018, Revlon, Inc. (the “Company”) held its 2018 Annual Stockholders' Meeting (the "Meeting") at which the Company's stockholders:

1.
approved the election of the following persons as members of the Company’s Board of Directors to serve until the Company’s next annual stockholders’ meeting and until such directors’ successors are elected and shall have been qualified: Ronald O. Perelman, E. Scott Beattie, Alan Bernikow, Kristin Dolan, Robert Kretzman, Ceci Kurzman, Paul Meister, Tamara Mellon, Debra Perelman, Paul Savas, Barry F. Schwartz, Jonathan Schwartz and Cristiana Falcone Sorrell; and

2.	ratified the Audit Committee’s selection of KPMG LLP as the Company’s independent registered public accounting firm for 2018.

The following is a tabulation of the votes cast at the Meeting with respect to each proposal:

Proposal No. 1 -- Annual Election of Directors:

Proposal No. 1 – Election of Directors
Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Ronald O. Perelman (Chairman)	45,383,232	4,247,785	1,623,377
E. Scott Beattie	45,911,534	3,719,483	1,623,377
Alan Bernikow	45,219,189	4,411,828	1,623,377
Kristin Dolan	44,926,870	4,704,147	1,623,377
Robert Kretzman	45,496,689	4,134,328	1,623,377
Ceci Kurzman	45,898,838	3,732,179	1,623,377
Paul Meister	44,945,085	4,685,932	1,623,377
Tamara Mellon	44,920,431	4,710,586	1,623,377
Debra Perelman	46,096,351	3,534,666	1,623,377
Paul Savas	45,927,717	3,703,300	1,623,377
Barry F. Schwartz	45,878,032	3,752,985	1,623,377
Jonathan Schwartz	45,900,711	3,730,306	1,623,377
Cristiana Falcone Sorrell	46,228,184	3,402,833	1,623,377

Proposal No. 2 – Ratification of the Audit Committee’s selection of KPMG as the Company’s independent registered public accounting firm for 2018*:

	Votes For	Votes Against	Abstentions
Ratification of KPMG	51,086,501	159,810	8,083

*There were no broker non-votes with respect to the ratification of the Audit Committee’s selection of KPMG, as this was a “routine” proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON, INC.

By:	/s/ Michael T. Sheehan
Michael T. Sheehan
Senior Vice President, Deputy General Counsel & Secretary

Date:  June 8, 2018